Exhibit 32.1

Certification pursuant to 18 U.S.C. Section 1350

As adopted by Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of PureSpectrum, Inc. (the "Company") on Form 10-K for the period ended December 31, 2009 (the "Report"), I, Lee L. Vanatta, President and Chief Executive Officer of the Company and I, Susan W. Norton, Vice President and Acting Chief Financial Officer of the Company, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	To my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/S/ Susan W. Norton Susan W. Norton, Vice President and Acting Chief Financial Officer	/S/ Lee L. Vanatta Lee L. Vanatta, President and Chief Executive Officer
April 15, 2010	April 15, 2010